SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                -----------------


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 30, 2001


                      BRILLIANT DIGITAL ENTERTAINMENT, INC.
               (Exact Name of Registrant as Specified in Charter)


           DELAWARE                       0-21637               95-4592204
 (State or Other Jurisdiction           (Commission           (IRS Employer
      of Incorporation)                 File Number)        Identification No.)


                    6355 TOPANGA CANYON BOULEVARD, SUITE 120
                        WOODLAND HILLS, CALIFORNIA 91367
                    (Address of Principal Executive Offices)


                                 (818) 615-1500
                         (Registrant's Telephone Number)



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ITEM 2.       ACQUISITION OR DISPOSITION OF ASSETS

     On April 30, 2001, we sold substantially all of the assets of our two subsidiaries, The Auctionchannel, Inc. and Trojan Television Limited, used in the operation of our interactive auctions business (the "Business"). The sale was made to Metro Channel, LLC, a division of Rainbow Media Holdings, Inc. The Auctionchannel, Inc. and Trojan Television, Ltd. have ceased operations.

     The assets sold to Metro Channel, LLC consisted of the following:

     o All of our worldwide rights to the proprietary auction technology (including, without limitation, all software, patents, copyrights, source code, object code, documentation and know how) relating to the Business developed, owned or licensed by us, including the Internet Bidding System, Television Bidding System, Telephone Bidding System and the NetBidLive System.

     o The Auction Channel's website, including, without limitation, our URL and the domain name www.theauctionchannel.com and all operating code relating thereto;

     o All of our rights throughout the world to "The Auction Channel" trademark, trade name, brand and logos; and

     o Certain software and computer hardware owned by us and used in the Business.

     Metro Channel, LLC paid us $400,000 for the assets, and did not assume any liabilities of the Business in the transaction.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  Financial Statements of Businesses Acquired

          Not applicable.

     (b)  Pro Forma Financial Information

     The pro forma financial information required by Item 7 of Form 8-K will be filed pursuant to an amendment to this Form 8-K no later than July 14, 2001.

     (c)  Exhibits

          10.1 Asset Purchase Agreement, dated as March 16, 2001, by and among the Registrant, The Auction Channel, Inc., Trojan Television Limited and Metro Channel, LLC, as amended by the Amendment, dated April 27, 2001, as further amended by the Amendment, dated April 30, 2001.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 14, 2001                      BRILLIANT DIGITAL ENTERTAINMENT, INC.

                                          By:   /S/ ROBERT CHMIEL
                                              ----------------------------------
                                              Robert Chmiel
                                              Chief Operating Officer and
                                              Chief Financial Officer


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                                  EXHIBIT INDEX

EXHIBIT                                                                   PAGE
-------                                                                   ----
10.1    Asset Purchase Agreement, dated as March 16, 2001, by               6
        and among the Registrant, The Auction Channel, Inc.,
        Trojan Television Limited and Metro Channel, LLC, as amended by the Amendment, dated April 27, 2001, as further amended by the Amendment, dated April 30, 2001.


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